GUARANTY


     THIS GUARANTY is made as of July ___, 1997 by PACIFIC VIDEO, INC., a Delaware corporation ("PV"), LASER EDIT, INC., a Delaware corporation ("LE"), and PACIFIC FILM LABS, INC., a Delaware corporation ("PFL"; and collectively with PV and LE, "Guarantors"), to and in favor of ALAN PICK ("Trustee"), an individual as Trustee for the benefit of the beneficial holders of Laser's Short-Term Installment (Fixed Rate) Line of Credit Notes, Series 1997, whose mailing address is 523 Sixth Street, Suite 1134, Los Angeles, California 90014, phone number (213) 624-1996, and fax number (213) 624-9073, with reference to the following facts:

     A. Concurrently herewith, Laser-Pacific Media Corporation, a Delaware corporation ("Laser"), is executing and delivering its Short-Term Installment (Fixed Rate) Line of Credit Notes, Series 1997 to Trustee (collectively, the "Notes").

     C. Each Guarantor is a wholly-owned subsidiary of Laser.

     D. In order to secure the timely repayment of the Notes by Laser, Trustee is requiring that Guarantors enter into this Guaranty.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantors hereby agree for the express benefit of Trustee as follows:

          1. Subject to the terms and conditions of this Guaranty, Guarantors hereby irrevocably and unconditionally guarantee to Trustee the prompt and timely repayment in full of the Notes, or so much thereof as may be advanced and be outstanding, by Laser and the prompt and timely performance by Laser of all of Laser's obligations to Trustee, whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter arising, which may arise under, out of, or in connection with, the Notes or any document, instrument or agreement evidencing or entered into in connection with the Notes (collectively, the "Guaranteed Obligations"). Guarantors further agree that the Guaranteed Obligations may be increased, modified, amended or otherwise changed, in whole or in part, without notice or further assent from Guarantors, and that Guarantors will remain bound upon this Guaranty notwithstanding any increase, modification, amendment or other change of any Guaranteed Obligations. Guarantors hereby agree that, subject to the immediately succeeding paragraph, this Guaranty constitutes a guaranty of prompt and punctual performance and payment when due and not of collection and that its obligations hereunder are absolute, unconditional, irrevocable, present and continuing. This is a continuing guaranty and Guarantors agree that they shall remain in full force and effect until all of the Guaranteed Obligations have been fully performed.

     The obligations of Guarantors pursuant to this Guaranty are secured by the following (collectively, the "Security"): (i) a first priority lien on all right, title and interest of PV in and to 1,548,072 shares of the common stock of Pacific Video Canada Ltd., a Canadian corporation incorporated in the province of British Columbia, currently held by PV, pursuant to the terms of the Stock Pledge Agreement of even date herewith by and among Laser, PV and Trustee; and (ii) a third priority lien on certain real property owned by PV located at 823-825 North Seward Avenue, Hollywood, California, pursuant to the terms of the Deed of Trust With Assignment of Rents and Request for Special Notice of even date herewith by PV for the benefit of Trustee. Notwithstanding anything to the contrary contained herein, in no event shall PV have any liability under this Guaranty in excess of the Security, and in no event shall Trustee have any rights, recourse or remedy under this Guaranty against any property, rights, interests or assets of PV other than, or in addition to, the Security.

          2. Guarantors hereby acknowledge that the obligation of Guarantors hereunder involves the guaranty of obligations of an entity other than Guarantors and, in full recognition of that fact, Guarantors consent and agree that, at any time and from time to time, in Trustee's sole and absolute discretion, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof, Trustee shall be permitted to: (a) supplement, modify, amend, extend (including an extension beyond the original term thereof), renew, waive, discharge or otherwise change the terms of any document, instrument or agreement evidencing or entered into in connection with the Notes (collectively, the "Notes Documents"); (b) vary, exchange, release (by operation of law or otherwise), discharge (wholly or partially), fail to perfect, enforce, subordinate, transfer and/or fail to advance (i) any security or other guaranty now or hereafter held for the Guaranteed Obligations or any part thereof, or (ii) any other means of obtaining payment of any of the Guaranteed Obligations which Trustee now has or hereafter acquires; (c) accept partial performance of the Guaranteed Obligations from Laser or any third party;
(d) release (by operation of law or otherwise) or discharge (wholly or partially) any third party from any personal liability with respect to the Guaranteed Obligations or any part thereof; (e) compromise, release (by operation of law or otherwise), liquidate, fail to enforce any of the Guaranteed Obligations or make any settlement or other arrangement with Laser or any other third party with respect to the Guaranteed Obligations; (f) enter into or give any agreement, approval or consent with respect to the Guaranteed Obligations or any part thereof or any security or other guaranties now or hereafter held therefor; (g) accept new or additional instruments, documents or agreements in exchange for or relative to the Guaranteed Obligations or any part thereof; (h) receive and hold any security or other guaranties for the Guaranteed Obligations or any part thereof; and (i) substitute, exchange, amend, or alter any security or other guaranty now or hereafter held for the Guaranteed Obligations or any part thereof, whether or not the security or other guaranty received upon the exercise of such power is of a character or value which is the same as the character or value of the item of security or guaranty so affected. Nothing contained in this Guaranty shall alter or modify in any way the respective rights and obligations of the parties under the Notes Documents.

          3. a. Upon the occurrence and during the continuance of any default in the performance of the Guaranteed Obligations, Trustee may enforce this Guaranty independently as to each Guarantor and independently of any other remedy or security which Trustee may, at any time, have in connection with the Guaranteed Obligations. Guarantors expressly waive any right to require Trustee to proceed against Laser, any other guarantor or any collateral provided by any third party and agree that Trustee may proceed against each Guarantor and/or any collateral in such order as it shall determine in its sole and absolute discretion. The rights of Trustee created or granted herein and the enforceability of this Guaranty at all times shall remain effective to guaranty the full performance of all of the Guaranteed Obligations even though the Guaranteed Obligations (or any portion thereof) or any security or guaranty therefor, may be or may hereafter become invalid or otherwise unenforceable as against Laser or any other guarantor and whether or not any other guarantor shall have any personal liability with respect thereto. Guarantors expressly waive any and all defenses now or hereafter arising or asserted by reason of:

               (i) any lack of authority, dissolution or other incapacity of Laser, any other guarantor or any third party with respect to the Guaranteed Obligations or any part thereof; or

               (ii) the unenforceability or invalidity of any collateral or other guaranties for the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of priority of any such collateral or any part thereof; or

               (iii) the cessation, for any cause whatsoever, of the obligations of Laser or any other guarantor; or

               (iv) any failure of Trustee to marshal assets in favor of Guarantors or any third party; or

               (v) any act or omission of Trustee that directly, indirectly, by operation of law or otherwise results in or aids the discharge or release of Laser, any other guarantor or any collateral for the Guaranteed Obligations or any guaranties now or hereafter held for the Guaranteed Obligations or any portion thereof; or

               (vi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation and all other rights, defenses and benefits limiting the liability of or exonerating guarantors or sureties offered by law; or

               (vii) any failure of Trustee to file or enforce a claim in any bankruptcy or other proceeding with respect to any person or entity (including, but not limited to Laser); or

               (viii) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any person or entity, including any discharge of, or bar or stay against enforcing or collecting, all or any of the Guaranteed Obligations in or as a result of any such proceeding; or

               (ix) any action taken by Trustee that is authorized by this
Section 3 or any other provision of this Guaranty; or

               (x) any election of remedies by Trustee which destroys or otherwise impairs the subrogation rights of Guarantors or the right of Guarantors to proceed against Laser for reimbursement, or both; or

               (xi) any other principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms hereof.

Guarantors expressly waive all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance; protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurring of new or additional Guaranteed Obligations.

                    b. Guarantors hereby irrevocably waive, with respect to Laser, its successors and assigns, any and all rights of subrogation, reimbursement, exoneration, contribution or set-off, any and all rights to participate in any claim or remedy of Trustee against Laser or any collateral for the Guaranteed Obligations, and any and all other rights that could accrue to a surety against a principal, and which Guarantors may have or hereafter acquire against Laser, at law or in equity, in connection with or as a result of Guarantors' execution, delivery and/or performance of this Guaranty. Guarantors shall not, at any time hereafter, have or assert any such claims or rights against Laser either directly or as an attempted set-off to any action commenced against Guarantors by Laser or Trustee. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AS CONTEMPLATED BY SECTION 2856 OF THE CALIFORNIA CIVIL CODE, GUARANTORS HEREBY WAIVE ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY TRUSTEE, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED GUARANTORS' RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST LASER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

                    c. Guarantors acknowledge and agree that they assume the risk of keeping informed concerning the condition, financial and otherwise, of Laser and all other circumstances bearing upon the risk of nonperformance of the Guaranteed Obligations. Guarantors further agree that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time performance of the Guaranteed Obligations, or any part thereof, is rescinded or terminated upon the bankruptcy or reorganization of Laser or any third party.

          4. Guarantors hereby covenant and agree that at all times prior to the full performance of the Guaranteed Obligations, Guarantors will promptly give notice to Trustee in writing of any action or event of which any Guarantor has knowledge which might materially adversely affect the performance by Guarantors of their obligations hereunder.

          5. With or without notice to Guarantors, Trustee, in its sole discretion, at any time and from time to time and in such manner and upon such terms as Trustee deems fit, may (a) apply any or all payments or recoveries which may be received from Laser with respect to the Guaranteed Obligations, in such manner as Trustee may determine, and (b)refund to Laser any payment received by Trustee upon the Guaranteed Obligations, whereupon payment of the amount refunded shall remain fully guaranteed hereby.

          6. The obligations of Guarantors hereunder are independent of the obligations of Laser and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantors, whether or not Laser is joined therein or a separate action or actions are brought against Laser. Trustee's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Guaranteed Obligations have been performed in full.

          7. Guarantors agree that they will not seek to exercise any rights of indemnification, contribution or exoneration from payment which they may have as a matter of law or otherwise as against Laser so long as any of the Guaranteed Obligations are outstanding, and if by law any right of indemnification, contribution or exoneration from payment may not be postponed, then such right shall be subordinate to the rights of Trustee against Guarantors hereunder.

          8. This Guaranty shall terminate upon the satisfaction in full of the Guaranteed Obligations.

          9. No provisions of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by Trustee and each Guarantor. No course of dealing or delay or omission on the part of Trustee in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

          10. No remedy herein conferred upon or reserved to Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance under this Guaranty shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In the event any provision contained in this Guaranty should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          11. This Guaranty constitutes the entire agreement, and supersedes all prior agreements and understandings, both written or oral, among the parties with respect to the subject matter hereof.

          12. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

          13. This Guaranty shall (i) inure to the benefit of Trustee, its successors and assigns, and (ii) bind Guarantors, their respective successors and assigns. This Guaranty may not be assigned by Guarantors without the written consent of Trustee.

          14. This Guaranty and its construction, performance and enforcement shall be governed by the laws of the State of California applicable to agreements entered into and to be performed wholly therein.

          15. All notices and demands, all responses thereto and any other instruments of any kind (collectively, "Notices"), which any party may require, or desires, to be provided or served on any party shall be written, dated, state its purpose and the time during which to respond, and served on the respective parties at the addresses set forth on the signature pages hereto or as may otherwise be directed in writing. Service shall be deemed made, and received, if personally at the time of such service: if by certified or registered mail within three (3) business days after deposited in the United States mail within the state of California, or within five (5) business days after deposited in the United States mail outside of the state of California, provided postage is prepaid and the Notice is properly addressed; if by courier or overnight service (such as Federal Express, DHL or UPS) at the time agency confirms delivery; and if by telegraph, telefacsimile, telex at the time the machine or agency confirms delivery, provided that within two (2) business days thereafter the original thereof shall have been sent by mail (as herein provided) to the party to whom such Notice was directed. All Notices shall be deemed deposited for mail purposes as of the date of its postmark. Refusal of acceptance of any Notice served in accordance herewith shall not affect the service thereof as otherwise provided herein. Each party hereto shall promptly give notice to each other party of any change of its address or number. If such change notice is not served, the notifying party(s) shall be entitled to rely upon the address and numbers herein last provided.

          16. Guarantors hereby agree to take such actions, and to execute and deliver such further documents, instruments and agreements, which may be necessary or desirable, in the reasonable determination of Trustee, to ffectuate the intent of this Guaranty.

          17. This Guaranty is entered into for the express benefit of the parties hereto, and is not intended, and shall not be deemed, to create in any other person (including, without limitation, Laser) any rights or interests herein.

     IN WITNESS WHEREOF, Guarantors have executed this Guaranty on the date and year first above written.

                                            PACIFIC VIDEO, INC.



                                            By:___________________________

                                            Its:__________________________

                                            809 N. Cahuenga Blvd.
                                            Hollywood, CA 90038
                                            Phone No: (213) 960-2180
                                            Fax No:    (213) 960-2192

                                            LASER EDIT, INC.


                                            By:___________________________

                                            Its:__________________________

                                            809 N. Cahuenga Blvd.
                                            Hollywood, CA 90038
                                            Phone No: (213) 960-2180
                                            Fax No:    (213) 960-2192

                                            PACIFIC FILM LABS, INC.

                                            By:___________________________

                                            Its:__________________________

                                            809 N. Cahuenga Blvd.
                                            Hollywood, CA 90038
                                            Phone No: (213) 960-2180
                                            Fax No:    (213) 960-2192